Exhibit 10.40

AMENDMENT TO AMENDED AND RESTATED 15% CONVERTIBLE PROMISSORY NOTE

This Amendment to the Amended and Restated 15% Convertible Promissory Note (this “Amendment”), dated effective February 28, 2018, is by and between Desert Hawk Gold Corp., a Nevada corporation (the “Company”), on the one hand, and West C Street, LLC (the “Holder”), on the other hand. The Company and the Holder will be referred to individually as a “Party” and collectively as the “Parties.” Any capitalized terms not defined in this Amendment will have the meaning set forth in the Amended and Restated 15% Convertible Promissory Note dated July 14, 2010, as amended, issued by the Company to the Holder (the “Note”), attached hereto as Exhibit A.

RECITALS

WHEREAS, on July 14, 2010, the Company and the Holder entered into the Note;

WHEREAS, the Company and Holder have entered into a Stock Purchase Agreement dated effective February 28, 2018 (the “SPA”) pursuant to which the Company purchased from the Holder certain consideration which, amongst other consideration, included entering into the Amendment; and

WHEREAS, the Parties have agreed to enter into the Amendment pursuant to the terms of the SPA.

THEREFORE, in consideration of the foregoing recitals, mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as set forth below.

AGREEMENT

1. No Interest Payable Until May 31, 2019. Pursuant to Section 11(g) of the Note, the Note is hereby amended so that, as amended, all accrued interest is due and payable on May 31, 2019.

2. Change in Interest Rate. Pursuant to Section 11(g) of the Note, the Note is hereby amended so that, as amended, effective March 1, 2018, the interest rate of the Note shall be 10%.

3. No Other Changes. Except as amended hereby, the Note will continue to be, and will remain, in full force and effect. Except as provided herein, this Amendment will not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Note or (ii) to prejudice any right or rights which the Parties may now have or may have in the future under or in connection with the Note or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

4. Waiver of Past Due Interest Payments. The Holder expressly waives default under the Note due to the failure to make past-due interest payments required by the Note as of the date hereof; however, the Holder does not waive any future defaults under the Note.

5. Authority; Binding on Successors. The Parties represent that they each have the authority to enter into this Amendment. This Amendment will be binding on, and will inure to the benefit of, the Parties to it and their respective heirs, legal representatives, successors, and assigns.

6. Governing Law and Venue. This Amendment and the rights and duties of the Parties hereto will be construed and determined in accordance with the terms of the Note.

7. incorporation by Reference. The terms of the Note, except as amended by this Amendment, are incorporated herein by reference and will form a part of this Amendment as if set forth herein in their entirety.

8. Counterparts; Facsimile Execution. This Amendment may be executed in any number of counterparts and all such counterparts taken together will be deemed to constitute one instrument. Delivery of an executed counterpart of this Amendment by facsimile or email will be equally as effective as delivery of a manually executed counterpart of this Amendment.

[Signature Page to Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment the respective day and year set forth below:

COMPANY:	Desert Hawk Gold Corp.

Date: February 28, 2018	By	/s/ Richard Havenstrite
Richard Havenstrite, President

HOLDER:	West C Street, LLC

Date: February 28, 2018	By	/s/ Richard Meadows
Richard Meadows, Manager

EXHIBIT A

Amended and Restated 15% Convertible Promissory Note dated July 14, 2010, as amended

[See Attached]

4